UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

Central Index Key Number of the issuing entity: 0002134743

BANK5 2026-5YR22

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated May 21, 2026 and filed on May 26, 2026 (the “Form 8-K”), with respect to BANK5 2026-5YR22. The purpose of this amendment is to make clerical and other minor revisions to the previously filed Exhibits 4.1 and 99.5. Accordingly, Exhibits 4.1 and 99.5 to the Form 8-K are hereby replaced in their entirety by the corrected versions of the agreements attached hereto as Exhibits 4.1 and 99.5. No other changes have been made to the Form 8-K other than the changes described above.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and BellOak, LLC, as operating advisor and as asset representations reviewer.
	99.5	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the MTN Commercial Mortgage Trust 2026-LPFX, Commercial Mortgage Pass-Through Certificates, Series 2026-LPFX

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: June 11, 2026

BANK5 2026-5YR22 – 8-K/A

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and BellOak, LLC, as operating advisor and as asset representations reviewer.
99.5	Trust and Servicing Agreement, dated as of May 13, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the MTN Commercial Mortgage Trust 2026-LPFX, Commercial Mortgage Pass-Through Certificates, Series 2026-LPFX.